Exhibit No. 32.1
SMSA Humble Acquisition Corp.
File No. 0-54095
Form 10-Q
Quarter ended March 31, 2013

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of SMSA Humble Acquisition Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick D. Souter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 13, 2013	By: /s/ Patrick D. Souter Patrick D. Souter Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to SMSA Humble Acquisition Corp. and will be retained by SMSA Humble Acquisition Corp. and furnished to the Securities and Exchange Commission or its staff upon request.